Global Geophysical Services | GAIN InSight

Corporate Presentation

2nd Quarter 2013



Forward Looking Statements Disclaimer

This presentation contains forward-looking statements that involve risks and uncertainties. We have based these forward-looking statements on our current expectations and projections about us and our industry. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as future capital expenditures, backlog, business strategy, competitive strengths, goals, growth of our business and operations, plans and references to future successes may be considered forward-looking statements. When we use words such as ''anticipate,'' ''believe,'' ''estimate,'' ''intend,'' ''plan,'' ''project,'' ''forecast,'' ''may,'' ''should,'' ''expect,'' ''probably'' or similar expressions, we are making forward-looking statements. References in this presentation to "Global Geophysical Services," "Global Geophysical," "Global," "GGS," the "Company," "we," "us" or "our" refer to Global Geophysical Services, Inc. and its subsidiaries. Our forward-looking statements speak only as of the date made and we will not update forward-looking statements unless the securities laws require us to do so.

Some of the key factors which could cause our future financial results and performance to vary from those expected include:

- A decline in capital expenditures by oil and gas exploration and production companies;
- Market developments affecting, and other changes in, the demand for seismic data and related services;
- The timing and extent of changes in the price of oil and gas;
- Our ability to convert backlog to revenues;
- Our future capital requirements and availability of financing on satisfactory terms;
- Availability or increases in the price of seismic equipment;
- Availability of crew personnel and technical personnel;
- Competition;
- Technological obsolescence of our seismic data acquisition equipment;
- The condition of the capital markets generally, which will be affected by interest rates, foreign currency fluctuations and general economic conditions;
- The effects of weather or other delays on our operations;
- Cost and other effects of legal proceedings, settlements, investigations and claims, including liabilities which may not be covered by indemnity or insurance;
- Governmental regulation; and
- The political and economic climate in the foreign or domestic jurisdictions in which we conduct business.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions and, therefore, the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements which are included in this presentation our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved.

GGS Business Focus

Seismic Services and Products

- Worldwide Land Acquisition
- Seabed Marine Acquisition
- Data Library
- Data Processing
- Reservoir Consulting
- AutoSeis® Nodal Technology

Worldwide operations in challenging environments




Revenue
(In millions)
$500
$400
$300
$200
$100
$0
2007
2008
2009
2010
2011
2012
H1 '13
Domestic
International

Market Outlook

Worldwide E&P Spending 2013

- Worldwide E&P spending expected to set new record in 2013 with a 6.6% increase in spending year over year to $644 billion.
- North American E&P spending expected to remain flat with 2012 levels as spending levels off after several years of 20%+ growth.
- International spending expected to set another record with an increase of 9% to $460 billion in 2013.
- With E&P companies identifying oil price as the key determinant in spending, a strong outlook for 2013 should bode well for the industry.


Oil Price Outlook
$140
$120
$100
$80
$60
$40
$20
$-
2000A
2001A
2002A
2003A
2004A
2005A
2006A
2007A
2008A
2009A
2010A
2011A
2012A
2013E
2014E
WTI
Brent


Worldwide E&P Spending
(in billions)
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$-
$395
$411
$544
$604
$644
2009A
2010A
2011A
2012E
2013E
North America
International

Source: Wall Street Research

Seismic Spending on Pace with E&P Growth


Worldwide Seismic Spend
Seismic Spend in BUSD
12
10
8
6
4
2
0
$3.5
$4.4
$5.8
$6.2
$7.4
$6.3
$5.7
$6.5
$8.0
$9.5
$10.7
$10.9
2004
2005
2006
2007
2008
2009
2010
2011
2012E
2013E
2014E
2015E

Source: ABG Sundal Collier

- Worldwide seismic spending in 2013 is expected to reach record levels.
- Seismic spend expected to continue to maintain historical correlation to Worldwide E&P spend with growth expected in the high single digits to high teens.
- Seismic spend for 2013 expected to grow approx. 19% to $9.5 billion

Seismic Spending Expected to Grow at an Average Rate of 8% Annually

Worldwide Shale Opportunity


Legend
Assessed basins with resource estimate
Assessed basins without resource estimate
Countries within scope of report
Countries outside scope of report
eia

Our Business

Seismic Data Acquisition

Reservoir focused seismic acquisition worldwide

- Unmatched data quality with RG3D and Ultra-RG3D data acquisition
- High density designs with full offset and rich azimuth sampling
- Unprecedented crew productivity using AutoSeis® and advanced Vibroseis techniques
- Engineering ready datasets for rock properties and reservoir characterization









Seismic Data Acquisition

Global's Operating Environments


Land
Transition Zone (TZ)
Shallow
Marine
Vibrator Truck
Recording Channels
Recorder Truck
Gas
Oil
Water

On land, through the transition zone

Seismic Data Acquisition

US and Latin America Land Operations







US Land Operations

- Extensive experience in all types of terrain throughout the U.S.
- Regions include the South, Upper Midwest, and the East
- Operations successfully completed In challenging environments such as Alaska





Latin America Land Operations

- Proven track record in countries with differing terrain and weather
- Experience in countries such as Peru, Argentina, Chile, Paraguay, Bolivia, Columbia, and Brazil





Seismic Data Acquisition

EAME Land and Marine Operations

EAME Operations

- Successfully completed work in Kurdistan and currently working in Kenya with upcoming projects in Libya






Global
Geophysical Services




Marine Operations

- Global has performed surveys in diverse marine environments from the Gulf of Mexico to India

Multi-Client Data Library

The Premiere Unconventional Seismic Resource

- **Future-focused, high-density Reservoir Grade 3D seismic data**
- **Wide-azimuth surveys with superior data quality and azimuthal imaging**
- **Unconventional, liquids-weighted library composition**
  - 9,000+ sq. miles of available data
  - Includes data available to license in the Bakken, Eagle Ford, Niobrara, Haynesville, Marcellus, Utica, Permian and other shale and tight reservoir plays across the U.S.


MULTI CLIENT DATA LIBRARY
GREEN RIVER
NIOBRARA
BAKKEN
MARCELLUS
UTICA
GRANITE WASH
Global
Geophysical Services
HAYNESVILLE
PERMIAN
EAGLEFORD
GULF OF MEXICO
BOSSIER/HAYNESVILLE

AutoSeis®
AUTONOMOUS NODAL TECHNOLOGIES

HDR Nodal Recorder

Global
Geophysical Services

AutoSeis Nodal Technology Replacing Cable Solutions

- **Driving Down Seismic Acquisition Costs**
- **Advantages Over Cabled Systems:**
  - **Scalability** - autonomous nodal design has no limitations on channel count per crew
  - **Interoperability** - configurable with existing cabled and autonomous nodal systems
  - **Minimize HSE Exposure** - lower weight, smaller size reduce crew demands in the field
  - **Efficiency** - increased production rate
  - **Reduced Cost** - reduced downtime due to cable failures and wireless/radio issues
  - **Flexibility** - nodal design facilitates new design parameters



Global has experienced production improvements of 200% to 300% using AutoSeis as compared to its production utilizing cabled systems in similar situations



Processing & Reservoir Consulting

- <u>Patented</u> technologies
- Multi-component and time-lapse processing and analysis <u>expertise</u>
- Differentiated <u>analytics</u>
- Fracture networks validated by borehole image logs
- Proven team of unconventionally focused consultants
- Combined surface seismic, well logs, petrophysics, core, engineering and microseismic data utilized to provide our customers interpretive solutions

Reservoir Focused Technology Portfolio

HTI Analysis
Open Fractures



Shale Inversion
Rock Properties



FracFactor®
Specialty Attributes


Ductile
Brittle

Fracture Imaging (TFI)



Financial Performance

Priorities for Global

- **Maintain capital discipline**
  - Reduced library investment
  - Pre-funding of multi-client programs
  - PP&E Capex
- **Free Cash Flow Generation**
- **Debt Reduction**
- **Growth in Proprietary Services Order Book**

Revenue Mix

Revenue



(In millions)
$500
$400
$300
$200
$100
$0
$84
$226
$376
$25
$351
$313
$2
$22
$288
$255
$16
$118
$120
$385
$48
$129
$208
$339
$42
$115
$182
$147
$50
$42
$54
2006
2007
2008
2009
2010
2011
2012
H1 '13
Proprietary Revenue
Multi-client Pre-Commit & Data Swap Revenue
Multi-client Late Sale Revenue

Source: Company information.

Adjusted EBITDA / Cash EBITDA

Adjusted EBITDA and Cash EBITDA



(In millions)
$250
$200
$150
$100
$50
$0
-$50
-$100
-$150
-$200
$20
$51
$91
$96
$112
$187
$174
$72
($25)
($34)
($171)
($178)
($165)
($42)
2006
2007
2008
2009
2010
2011
2012
H1 '13
EBITDA
Multi-client Cash Investment (1)
Adjusted EBITDA (2)
Cash EBITDA (3)

Source: Company information.
(1) For 2013, the multi-client cash investment is comprised of investment in multi-client library of $51 million, less multi-client deferred revenue of $9 million.
(2) Reported EBITDA plus multi-client amortization
(3) Reported EBITDA plus stock based compensation less multi-client cash investment and non-cash data swap revenue

GGS' Data Library Investments

Cash Investment / Pre Commitment Revenue



(In millions)
$150
$100
$50
$0
-$50
-$100
-$150
-$200
$109
$126
$110
$42
($171)
($178)
($165)
($42)
2010
2011
2012
H1 '13
Customer Funding
Cash Investment (1)
GGS Funding

Cumulative Net Cash Investment / Annual Late Sales Revenue



(In millions)
$200
$150
$100
$50
$0
$83
$16
$135
$48
$190
$42
$190
$50
2010
2011
2012
H1 '13
Cumulative MC Cash Inv. (1)
Late Sales
Cumulative Late Sales

Source: Company information.

(1) For 2013, the multi-client cash investment is comprised of investment in multi-client library of $51 million, less multi-client deferred revenue of $9 million.

GGS Investments & Cash Flow



(In millions)
$200
$150
$100
$50
$0
($50)
($100)
($150)
($200)
($250)
$41
($25)
($60)
$80
($34)
($19)
$121
($171)
($47)
$137
($178)
($38)
$115
($165)
($1)
$40
($42)
($11)
2008
2009
2010
2011
2012
H1 '13
Operating Cash Flow
Multi-client Cash Investment (1)
Other
Free Cash

Source: Company filings
(1) For 2013, the multi-client cash investment is comprised of investment in multi-client library of $51 million, less multi-client deferred revenue of $9 million.

GGS Backlog (at quarter end)


(In millions)
$300
$250
$200
$150
$100
$50
$0
Multi-Client
Proprietary
$106
$39
$130
$49
$157
$68
$137
$128
$144
$134
$152
$108
$128
$111
$123
$78
$137
$69
$133
$40
$91
$40
$66
$35
$44
$136
$27
$174
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Q113
Q213

Percentages as of June 30, 2013


13%
87%
Proprietary
Multi-Client


25%
35%
40%
US
LATAM
EAME

Source: Company filings

Investment Highlights

- Geographically diversified
- Assets positioned for value creation
- Priorities focused on delivering results
- De-levering should drive meaningful value accretion







Global Geophysical Services | GAIN InSight

Thank you



ir@globalgeophysical.com
Phone: (713) 808-1750
NYSE: GGS

Ancillary Schedules

EBITDA, Adjusted EBITDA and Cash EBITDA

Global Geophysical Services

We define EBITDA as earnings before interest, taxes, depreciation and amortization, Adjusted EBITDA as EBITDA plus multi-client amortization, and Cash EBITDA as EBITDA plus stock based compensation less cash investment in multi-client library. EBITDA, Adjusted EBITDA and Cash EBITDA are not measures of financial performance derived in accordance with Generally Accepted Accounting Principles (GAAP) and should not be considered in isolation or as an alternative to net income as an indication of operating performance. Our management team believes EBITDA, Adjusted EBITDA and Cash EBITDA are useful to an investor in evaluating our operating performance because these measurements are widely used by investors in the energy industry to measure a company's operating performance without regard to items excluded from the calculation of such terms, which can vary substantially from company to company depending upon, among other factors, accounting methods, book value of assets, capital structure and the method by which assets were acquired. We believe EBITDA, Adjusted EBITDA and Cash EBITDA helps investors more meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our capital structure and asset base from our operating structure. These measures are also used as a supplemental financial measure by our management in presentations to our board of directors, as a basis for strategic planning and forecasting, and as a component for setting incentive compensation. The table below presents a reconciliation of EBITDA, Adjusted EBITDA and Cash EBITDA to net income (loss).

	Year Ended December 31.							
(In millions)	2006	2007	2008	2009	2010	2011	2012	H1 '13
Net income (loss), attributable to common shareholders	$ 1.9	$ 2.4	$ (8.0)	$ 0.5	$ (39.7)	$ 5.6	$ (13.3)	$ (27.3)
Net loss, attributable to non-controlling interests	-	-	-	-	0.2	-	(0.5)	(0.2)
Income tax expense	1.9	4.9	6.0	0.3	0.6	13.5	20.4	(7.0)
Interest expense, net	3.8	10.8	22.4	18.6	21.2	25.3	31.7	16.8
EBIT [1]	$ 7.6	$ 18.1	$ 20.4	$ 19.4	$ (17.7)	$ 44.4	$ 38.3	$ (17.7)
Add: Multi-client amortization	-	-	19.1	18.6	92.7	112.6	103.3	72.0
Add: Depreciation (net) and other amortization [2]	12.1	33.3	51.7	57.7	36.5	29.9	32.3	17.5
EBITDA [1]	$ 19.7	$ 51.4	$ 91.2	$ 95.7	$ 111.5	$ 186.9	$ 173.9	$ 71.8
Less: Multi-client amortization	-	-	(19.1)	(18.6)	(92.7)	(112.6)	(103.3)	(72.0)
Adjusted EBITDA [1]	$ 19.7	$ 51.4	$ 72.1	$ 77.1	$ 18.8	$ 74.3	$ 70.6	$ (0.2)
Add: Multi-client amortization	-	-	19.1	18.6	92.7	112.6	103.3	72.0
Add: Stock based compensation	-	0.6	1.2	1.5	3.2	5.4	6.0	3.4
Less: Non-cash multi-client revenue	-	-	-	(8.9)	(9.4)	(3.1)	(5.3)	-
Less: Cash investment in multi-client library [3]	-	-	(25.1)	(34.3)	(170.7)	(177.7)	(165.2)	(42.0)
Cash EBITDA [1]	$ 19.7	$ 52.0	$ 67.3	$ 54.0	$ (65.4)	$ 11.5	$ 9.4	$ 33.1

(1) EBIT, EBITDA, Adjusted EBITDA and Cash EBITDA (as defined in the calculations above) are non-GAAP measures.

(2) Includes amortization of intangibles.

(3) For 2013, the multi-client cash investment is comprised of investment in multi-client library of $51 million, less multi-client deferred revenue of $9 million.

Selected Multi-client Data

(in millions, except percentages)

	Year Ended December 31,														
		2010	%		2011	%		2012	%		H1 '13	%		H1 '12	%
Multi-client revenue	$	**134.9**		$	**177.4**		$	**156.5**		$	**92.6**		$	**70.1**	
Revenue amortization	$	89.6	66.4%	$	107.0	60.3%	$	95.0	60.7%	$	56.3	60.8%	$	43.6	62.2%
Impairment amortization		-	-		-	-		-	-		13.0	14.0%		-	-
Backstop amortization [(1)]		3.1	2.3%		5.7	3.2%		8.3	5.3%		2.7	2.9%		4.5	6.5%
Total amortization	$	**92.7**	**68.7%**	$	**112.7**	**63.5%**	$	**103.4**	**66.0%**	$	**72.0**	**77.8%**	$	**48.1**	**68.7%**
Multi-client library, net	$	**145.9**		$	**232.2**		$	**309.1**		$	**291.0**		$	**272.8**	

Projected Backstop Amortization [(2)]

(in millions)		Q1 '13		Q2 '13
2013 [(3)]	$	11.0	$	9.0
2014		40.0		43.0
Total	$	51.0	$	52.0

Notes

1. Backstop amortization reflects non-cash charges that are intended to ensure that data library investments are amortized, at a minimum, over a four-year period on a straight-line basis, if not more quickly based on sales.
2. Represents estimates for amounts of backstop amortization expected to be recorded in the corresponding future periods computed as of the period end. Actual amounts may vary based on actual late sale revenues recorded in future periods, if any.
3. Represents the estimated backstop amortization remaining for the remainder of the year as of March 31, 2013 and June 30, 2013.

Segment Margin Analysis

(In millions, except percentages)

Six Month Period Ended June 30, 2013 (Unaudited):	Proprietary Services		Multi-client Services		Corporate		Total	
Revenue	$	54.2	$	92.6	$	-	$	146.8
Operating expenses [1]		42.7		-		(2.9)		39.8
Depreciation and Amortization [2][3]		5.2		72.0 [4]		10.7		87.9
Gross margin	$	6.3	$	20.6	$	(7.8)	$	19.1
SG&A [5]		-		5.9		30.7		36.6
Operating income (loss)	$	6.3	$	14.7	$	(38.5)	$	(17.5)
Operating margin %		11.6%		15.9%		-		(11.9%)

Twelve Month Period Ended December 31, 2012:	Proprietary Services		Multi-client Services		Corporate		Total	
Revenue	$	182.5	$	156.5	$	-	$	339.0
Operating expenses [1]		123.0		-		(15.7)		107.3
Depreciation and Amortization [2][3]		10.8		103.3		18.4		132.5
Gross margin	$	48.7	$	53.2	$	(2.7)	$	99.2
SG&A		-		-		56.8		56.8
Operating income (loss)	$	48.7	$	53.2	$	(59.5)	$	42.4
Operating margin %		26.7%		34.0%		-		12.5%

[1] Corporate operating expenses represent gain/loss on sale of assets.

[2] Depreciation and Amortization excludes amortization related to intangible assets recorded as a component of SG&A.

[3] Corporate depreciation and amortization represent depreciation (net) associated with the assets not in utilization during the period.

[4] Includes $13.0 million of library impairment charge.

[5] Multi-client Services SG&A expenses represent multi-client sales commissions.

Capitalization

Capitalization as of June 30, 2013
(In millions)

Debt		
10-1/2% Senior Unsecured Notes due 2017	$	250.0
Revolver		79.9
Capital Lease Obligations / Other		20.8
Total Debt[1]	$	350.7
Shareholders Equity	$	83.9
Total Book Capitalization	$	434.6
Total Debt/Book Capitalization		80.7%